UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2007
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50865 (Commission File Number)	13-3607736 (IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California (Address of principal executive offices)	91355 (Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 2, 2007, we entered into a new loan arrangement with Alfred E. Mann, our principal stockholder and chief executive officer and chairman of our board of directors, to borrow up to a total of $350.0 million before January 1, 2010. This new arrangement replaces our existing loan arrangement with Mr. Mann to borrow up to $150.0 million through August 1, 2008. Under this new arrangement, from April 1, 2008 until September 30, 2008, we can borrow up to $150.0 million in one or more advances, and from March 1, 2009 until December 31, 2009, we can borrow the remaining $200.0 million plus any amount not previously borrowed in one or more advances. We may not borrow more than one advance in any 12-month period, and each advance must be not less than $50.0 million. Interest will accrue on each outstanding advance at a fixed rate equal to the one-year LIBOR rate as reported by the Wall Street Journal on the date of such advance plus 3% per annum and will be payable quarterly in arrears. Principal repayment is due on December 31, 2011. At any time after January 1, 2010, Mr. Mann can require us to prepay up to $200.0 million in advances that have been outstanding for at least 12 months. If Mr. Mann exercises this right, we will have until the earlier of 180 days after Mr. Mann provides written notice or December 31, 2011 to prepay such advances. In the event of a default, all unpaid principal and interest either becomes immediately due and payable or may be accelerated at Mr. Mann’s option, and the interest rate will increase to the one-year LIBOR rate calculated on the date of the initial advance or in effect on the date of default, whichever is greater, plus 5% per annum. Any borrowings under the loan arrangement will be unsecured. The loan arrangement contains no financial covenants. There are no warrants associated with the loan arrangement, nor are advances convertible into our common stock. We have agreed to reimburse Mr. Mann for his reasonable expenses incurred in connection with the loan arrangement. The foregoing summary is qualified in its entirety by reference to the text of the loan arrangement agreement, which is included as Exhibit 99.1 hereto and incorporated herein by reference.
Item 8.01 Other Events.
On October 2, 2007, we also entered into common stock purchase agreements with Mr. Mann, a group of investors affiliated with Legg Mason Capital Management Inc. and another group of investors affiliated with Fidelity Management & Research Company. Pursuant to these agreements, we have agreed to issue and sell a total of 27,014,686 shares of our common stock, par value $0.01 per share. Of this total, 15,940,489 shares were sold to Mr. Mann at a price per share of $9.41, which is above the closing bid price of our common stock on October 1, 2007 as reported by the Nasdaq Global Market, and 11,074,197 shares were sold to the other investors at a price per share of $9.03. The sales of common stock pursuant to these agreements will result in aggregate net proceeds to us of approximately $249.8 million after deducting our estimated offering expenses. The closings of the sales of the common stock are scheduled to occur on or about October 5, 2007. The shares of common stock sold to Mr. Mann and the other investors have been registered pursuant to a registration statement on Form S-3 (Registration Statement No. 333-145282) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The foregoing summary is qualified in its entirety by reference to the text of the agreements, which are included as Exhibits 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference.
In connection with the offer and sale of the common stock to Mr. Mann and the other investors, we prepared prospectus supplements in which we updated our previous public disclosure regarding risk factors with the following:
     Investing in our common stock involves a high degree of risk. Before deciding to invest in our common stock, you should consider carefully the risk factors described below and all other information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus, including the risk factors discussed in the section entitled “Risk Factors” contained in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, as filed with the SEC on August 9, 2007. If any of these risks actually occur, they may materially harm our business, financial condition, operating results and cash flow. As a result, the market price of our common stock could decline, and you could lose all or part of your investment. Additional risks and uncertainties that are not yet identified or that we think are immaterial may also materially harm our business, operating results and financial condition and could result in a complete loss of your investment.

If we fail to raise additional capital, our financial condition and business would suffer.
     It is costly to develop therapeutic product candidates and conduct clinical trials for these product candidates. Although we are currently focusing on our Technosphere Insulin System as our lead product candidate, we have begun to conduct clinical trials for additional product candidates. Our existing capital resources will not be sufficient to support the expense of completing development of our Technosphere Insulin System or any of our other product candidates.
     Based upon our current expectations, we believe that our existing capital resources, including the net proceeds from our sale of common stock in this offering and the concurrent offering and the new $350.0 million loan arrangement with Mr. Mann, will enable us to continue planned operations through the third quarter of 2009. However, we cannot assure you that our plans will not change or that changed circumstances will not result in the depletion of our capital resources more rapidly than we currently anticipate. Accordingly, we plan to raise additional capital, either through the sale of equity and/or debt securities, a strategic business collaboration or the establishment of other funding facilities, in order to continue the development and commercialization of our Technosphere Insulin System and other product candidates and to support our other ongoing activities. The amount of additional funds we need will depend on a number of factors, including:
•	the rate of progress and costs of our clinical trials and research and development activities, including costs of procuring clinical materials and expanding our own manufacturing facilities;

•	our success in establishing strategic business collaborations and the timing and amount of any payments we might receive from any collaboration we are able to establish;

•	our degree of success in commercializing our Technosphere Insulin System or our other product candidates;

•	the emergence of competing technologies and products and other adverse market developments;

•	the timing and amount of payments we might receive from potential licensees;

•	the costs of preparing, filing, prosecuting, maintaining and enforcing patent claims and other intellectual property rights or defending against claims of infringement by others; and

•	the costs of discontinuing projects and technologies or decommissioning existing facilities, if we undertake those activities.
     We have raised capital in the past primarily through the sale of equity and debt securities. We may in the future pursue the sale of additional equity and/or debt securities, or the establishment of other funding facilities. Issuances of additional debt or equity securities or the conversion of any of our currently outstanding convertible debt securities into shares of our common stock could impact your rights as a holder of our common stock and may dilute your ownership percentage. Moreover, the establishment of other funding facilities may impose restrictions on our operations. These restrictions could include limitations on additional borrowing, if any, and specific restrictions on the use of our assets, as well as prohibitions on our ability to create liens, pay dividends, redeem our stock or make investments.
     We also may seek to raise additional capital by pursuing opportunities for the licensing or sale of certain intellectual property and other assets, including our Technosphere technology platform. We cannot offer assurances, however, that any strategic collaborations, sales of securities or sales or licenses of assets will be available to us on a timely basis or on acceptable terms, if at all. We may be required to enter into relationships with third parties to develop or commercialize products or technologies that we otherwise would have sought to develop independently, and any such relationships may not be on terms as commercially favorable to us as might otherwise be the case.

     In the event that sufficient additional funds are not obtained through strategic collaboration opportunities, sales of securities, licensing arrangements and/or asset sales on a timely basis, we may be required to reduce expenses through the delay, reduction or curtailment of our projects, including our Technosphere Insulin System development activities, or further reduction of costs for facilities and administration.
Mr. Mann can individually control our direction and policies, and his interests may be adverse to the interests of our other stockholders. After his death, his stock will be left to his funding foundations for distribution to various charities, and we cannot assure you of the manner in which those entities will manage their holdings.
     Following this offering and the concurrent offering, Mr. Mann will beneficially own approximately 48.3% of our outstanding shares of capital stock. We believe members of Mr. Mann’s family beneficially own at least an additional 1.0% of our outstanding shares of common stock, although Mr. Mann does not have voting or investment power with respect to these shares. By virtue of his holdings, Mr. Mann can and will continue to be able to effectively control the election of the members of our board of directors, our management and our affairs and prevent corporate transactions such as mergers, consolidations or the sale of all or substantially all of our assets that may be favorable from our standpoint or that of our other stockholders or cause a transaction that we or our other stockholders may view as unfavorable. Subject to compliance with U.S. federal and state securities laws, Mr. Mann is free to sell the shares of our stock he holds at any time. Upon his death, we have been advised by Mr. Mann that his shares of our capital stock will be left to the Alfred E. Mann Medical Research Organization, or AEMMRO, and AEM Foundation for Biomedical Engineering, or AEMFBE, not-for-profit medical research foundations that serve as funding organizations for Mr. Mann’s various charities, including the Alfred Mann Foundation, or AMF, and the Alfred Mann Institute at the University of Southern California, at the Technion-Israel Institute of Technology, and at Purdue University, and that may serve as funding organizations for any other charities that he may establish. The AEMMRO is a membership foundation consisting of six members, including Mr. Mann, his wife, three of his children and Dr. Joseph Schulman, the chief scientist of the AEMFBE. The AEMFBE is a membership foundation consisting of five members, including Mr. Mann, his wife, and the same three of his children. Although we understand that the members of AEMMRO and AEMFBE have been advised of Mr. Mann’s objectives for these foundations, once Mr. Mann’s shares of our capital stock become the property of the foundations, we cannot assure you as to how those shares will be distributed or how they will be voted.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Amended and Restated Promissory Note, dated as of October 2, 2007, made by MannKind Corporation in favor of Alfred E. Mann.

99.2	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and Alfred E. Mann.

99.3	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and Legg Mason Capital Management Inc.

99.4	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and the affiliates of Fidelity Management & Research Company named therein.

Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements, including statements related to the terms of prospective borrowings by us under a loan arrangement and the sale by us of our common stock. Words such as “believes”, “anticipates”, “plans”, “expects“, “intend”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations and involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our ability to meet the closing conditions required for the consummation of the sales of common stock, the risks set forth in this current report and other risks detailed in the registration statement covering such sales and in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2006 and periodic reports on Form 10-Q and Form 8-K. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and, except where required by law, we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary

Dated: October 2, 2007

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Cooley Godward Kronish LLP (included in its opinion filed as Exhibit 5.1 hereto).

99.1	Amended and Restated Promissory Note, dated as of October 2, 2007, made by MannKind Corporation in favor of Alfred E. Mann.

99.2	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and Alfred E. Mann.

99.3	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and Legg Mason Capital Management Inc.

99.4	Common Stock Purchase Agreement, dated as of October 2, 2007, by and between MannKind Corporation and the affiliates of Fidelity Management & Research Company named therein.